Exhibit 99.1

May 11, 2015

American Apparel, Inc. Announces $10.0 Million At-the-Market Offering

LOS ANGELES—(BUSINESS WIRE)— American Apparel, Inc. (the “Company”) (NYSE MKT: APP), a vertically-integrated manufacturer, distributor, and retailer of branded fashion basic apparel, announced today that it has commenced a $10.0 million “at-the-market” offering program.

Under the program, the Company may, from time to time and at its discretion, offer and sell shares of its common stock having an aggregate gross sales price of up to $10.0 million through Cowen and Company, LLC , which will serve as sales agent.  The Company intends to use the net proceeds generated through the program for working capital and general corporate purposes.

Sales of common stock under the program will be made directly on the NYSE MKT, on any other existing trading market for the Company’s common stock or to or through a market maker.  In addition, with the Company’s prior written approval, sales may be made in negotiated transactions.

The common stock will be offered under the Company’s effective shelf registration statement (including a prospectus) filed with the Securities and Exchange Commission. A prospectus supplement related to the offering has been filed with the Securities and Exchange Commission. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus. Current and potential investors should read the prospectus forming part of the registration statement, and the prospectus supplement relating to the program and other documents the company has filed with the Securities and Exchange Commission for more complete information about the Company and the program.

A copy of the prospectus supplement and accompanying prospectus relating to these securities may be obtained by contacting Cowen and Company, LLC, c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, via telephone at 631-274-2806 or via facsimile at 631-254-7140.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor may there be any sale of the Company’s common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any state or jurisdiction.

About American Apparel

American Apparel, Inc. (the “Company,” “we,” “us,” and “our”) is a vertically-integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of March 31, 2015, the Company had approximately 10,000 employees and operated 239 retail stores in 20 countries, including the United States and Canada. The Company also operates a global e-commerce site that serves over 50 countries worldwide. In addition, the Company operates a leading wholesale business that supplies high quality T-shirts and other casual wear to distributors and screen printers.

This press release, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the

Company’s future financial condition and liquidity including the impact of compliance with, and availability under, our debt instruments, results of operations, and future business plans and expectations, including statements related to the possible sales of the Company’s common stock in the at-the-market offering program and intended us of proceeds from the sales, if any. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: consequences of the termination of Dov Charney, our former chief executive officer (or the internal investigation related thereto), including any litigation or regulatory investigations, any alleged actions of Mr. Charney or any impact on our sales or brand related thereto; changes in key personnel, our ability to hire and retain key personnel, and our relationship with our employees; voting control by our directors, lenders and other affiliates, including Standard General Group and Dov Charney; ability to successfully implement our strategic, operating, financial and personnel initiatives; ability to maintain the value and image of our brand and protect our intellectual property rights; general economic conditions, geopolitical events, other regulatory changes, and inflation or deflation; disruptions in the global financial markets; the highly competitive and evolving nature of our industry in the U.S. and internationally; risks associated with fluctuations and trends of consumer apparel spending in the United States; changes in consumer preferences or demand for our products; our ability to attract customers to our retail and online stores; loss or reduction in sales to wholesale or retail customers or financial nonperformance by our wholesale customers; seasonality and fluctuations in comparable store sales and wholesale net sales and associated margins; ability to improve manufacturing efficiency at our production facilities; changes in the price of materials and labor, including increases in the price of raw materials in the global market and minimum wages; ability to pass on the added cost of raw materials and labor to customers; ability to effectively manage inventory levels; risks that our suppliers or distributors may not timely produce or deliver products; ability to renew leases on economic terms; risks associated with our facilities being concentrated in one geographic area; ability to identify new store locations and the availability of store locations at appropriate terms; ability to negotiate new store leases effectively; and ability to open new stores and expand internationally; ability to generate or obtain from external sources sufficient liquidity for operations and debt service; consequences of our significant indebtedness, including our relationship with lenders, ability to comply with debt agreements, ability to generate cash flow to service our debt, and the risk of acceleration of borrowings thereunder as a result of noncompliance; adverse changes in our credit ratings and any related impact on financial costs and structure; continued compliance with U.S. and foreign government regulations and legislation, including environmental, immigration, labor, and occupational health and safety laws and regulations; loss of U.S. import protections or changes in duties, tariffs and quotas, risks associated with our foreign operations and supply sources such as market disruption, changes in import and export laws, and currency restrictions and exchange rate fluctuations; litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage; tax assessments by domestic or foreign governmental authorities, including import or export duties on our products and the applicable rates for any such taxes or duties; ability to maintain compliance with the exchange rules of the NYSE MKT LLC; the adoption of new accounting standards or changes in interpretations of accounting principles; adverse weather conditions or natural disaster, including those which may be related to climate change; technological changes in manufacturing, wholesaling, or retailing; the risk, including costs and timely delivery issues associated therewith, that information technology systems changes may disrupt our supply chain or operations and could impact cash flow and liquidity, and ability to upgrade information technology infrastructure and other risks associated with the systems that operate our online retail operations; the risk of failure to protect the integrity and security of our information systems and customers’ information; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended. The Company’s filings with the SEC are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

John Rouleau
ICR
John.Rouleau@ICRinc.com

(203) 682-8200

Media Contact:

Alecia Pulman
ICR
Alecia.Pulman@ICRinc.com

(203) 682-8200